UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 24, 2024

INNOVATE CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-35210	54-1708481
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

295 Madison Ave, 12th Fl
New York, NY	10017
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(212) 235-2691

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	VATE	New York Stock Exchange
Preferred Stock Purchase Rights	N/A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 3.02. Unregistered Sales of Equity Securities.

The information in Item 8.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 8.01 Other Events.

On April 24, 2024, INNOVATE Corp. (the “Company”) completed its previously announced rights offering, which expired at 5:00 p.m., New York City time, on April 19, 2024. A copy of the press release announcing the closing of the rights offering is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

As previously disclosed on March 28, 2024, pursuant to the Investment Agreement (the “Investment Agreement”) entered into with Lancer Capital LLC (“Lancer Capital”), the Company sold 25.0 thousand shares of Series C Non-Voting Convertible Participating Preferred Stock, par value $0.001 per share (the “Preferred Stock”) for an issue price of $1,000 per share in connection with the backstop arrangement.

In connection with the closing of the rights offering, the Company sold approximately 6.3 thousand additional shares of Preferred Stock to Lancer Capital in consideration of Lancer Capital funding $6.3 million pursuant to the Investment Agreement. This issuance and sale was consummated without registration under the Securities Act, in reliance upon an exemption from the registration requirements of the Securities Act under Section 4(a)(2) of the Securities Act. The Company is basing such reliance upon representations made by Lancer Capital, including, but not limited to, representations as to Lancer Capital’s status as an “accredited investor” (as defined in Rule 501(a) under the Securities Act) and Lancer Capital’s investment intent. The Preferred Stock was not offered or sold by any form of general solicitation or general advertising (as such terms are used in Rule 502 under the Securities Act).

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
99.1	Press Release dated April 24, 2024, titled “INNOVATE Corp. Announces Closing of Rights Offering”
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 24, 2024

INNOVATE Corp. (Registrant)

By:	/s/ Michael J. Sena
Name: Michael J. Sena
Title: Chief Financial Officer